                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 26, 2006

                            G-III APPAREL GROUP, LTD.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-18183                  41-1590959
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

           512 SEVENTH AVENUE                                     10018
           NEW YORK, NEW YORK                                   (ZIP CODE)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 403-0500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e- 4(c))

ITEM 1.01   ENTRY INTO A MATERIAL AGREEMENT

     On July 26, 2006, G-III Leather Fashions, Inc., J. Percy for Marvin
Richards, Ltd. and CK Outerwear, LLC, each a subsidary of G-III Apparel Group,
Ltd., entered into an amendment to the Financing Agreement, dated July 11, 2005, as amended, with The CIT Group/Commercial Services, Inc. ("CIT"), as Agent, and
Bank Leumi USA, CIT, Commerce Bank, N.A., HSBC Bank USA, National Association,
Israel Discount Bank of New York, Webster Business Credit, Siemens Financial
Services, The Bank of New York and Signature Bank as Lenders. The Financing
Agreement is a three-year senior secured credit facility providing for borrowings in the aggregate principal amount of up to $195,000,000. The facility consists of a revolving line of credit and a term loan.

     The amendment amends and restates the definition of earnings before interest, taxes, depreciation and amortization (EBITDA). The amendment also revises the covenants set forth in Amendment No. 2 to the Financing Agreement for the fiscal year ending January 31, 2007 related to earnings before interest, taxes, depreciation and amortization and fixed charge coverage ratio. A copy of the amendment is attached hereto as Exhibit 10.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

         10.1 Amendment No. 3, dated as of July 26, 2006, to Financing
              Agreement, dated as of July 11, 2005, as amended, by and among The
              CIT Group/Commercial Services, Inc., as Agent, the Lenders that are parties thereto, G-III Leather Fashions, Inc., J. Percy For
              Marvin Richards, Ltd., and CK Outerwear, LLC.

                                  EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

10.1         Amendment No. 3, dated as of July 26, 2006, to Financing Agreement, dated as of July 11, 2005, as amended, by and among The CIT
             Group/Commercial Services, Inc., as Agent, the Lenders that are parties thereto, G-III Leather Fashions, Inc., J. Percy For Marvin
             Richards, Ltd., and CK Outerwear, LLC.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            G-III APPAREL GROUP, LTD.

Date: August 1, 2006

                                            By: /s/ Neal S. Nackman
                                                --------------------------------
                                            Name:  Neal S. Nackman
                                            Title: Chief Financial Officer